EXHIBIT 99.2

Last Updated	1/28/2005

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2004 and 2003

		3 Mo. Ended December			12 Mo. Ended December
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$15	$21	$(6)	$200	$181	$19
2	Pinnacle West Energy	(23)	(12)	(11)	(47)	(1)	(46)
3	APS Energy Services	(1)	3	(4)	3	16	(13)
4	SunCor	31	36	(5)	41	46	(5)
5	El Dorado	—	—	—	33	—	33
6	Parent Company	7	(3)	10	5	(16)	21

7	Income From Continuing Operations	29	45	(16)	235	226	9

	Income from Discontinued Operations-
8a	Net of Tax	5	4	1	8	15	(7)
	Cumulative Effect of Change in Accounting-
8b	Net of Tax	—	—	—	—	—	—

9	Net Income	$34	$49	$(15)	$243	$241	$2

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

10	Arizona Public Service	$0.16	$0.24	$(0.08)	$2.18	$1.98	$0.20
11	Pinnacle West Energy	(0.25)	(0.14)	(0.11)	(0.51)	(0.01)	(0.50)
12	APS Energy Services	(0.01)	0.03	(0.04)	0.03	0.18	(0.15)
13	SunCor	0.34	0.39	(0.04)	0.46	0.50	(0.04)
14	El Dorado	—	—	—	0.36	(0.01)	0.37
15	Parent Company	0.08	(0.03)	0.10	0.05	(0.17)	0.22

16	Income From Continuing Operations	0.32	0.49	(0.17)	2.57	2.47	0.10

	Income From Discontinued Operations -
17a	Net of Tax	0.05	0.05	—	0.09	0.16	(0.07)
	Cumulative Effect of Change in Accounting -
17b	Net of Tax	—	—	—	—	—	—

18	Net Income	$0.37	$0.54	$(0.17)	$2.66	$2.63	$0.03

19	BOOK VALUE PER SHARE	$32.24	$30.97	$1.27	$32.24	$30.97	$1.27

	COMMON SHARES OUTSTANDING -
	DILUTED (Thousands)
20	Average	91,779	91,403	376	91,532	91,405	127
21	End of Period	91,793	91,288	505	91,793	91,288	505

See Glossary of Terms.	Page 1 of 8

Last Updated       1/28/2005

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2004 and 2003

		3 Mo. Ended December			12 Mo. Ended December
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	ELECTRIC OPERATING REVENUES
	(Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT

	Retail
22	Residential	$190	$193	$(3)	$984	$957	$27
23	Business	222	222	—	979	953	26

24	Total retail	412	415	(3)	1,963	1,910	53
	Wholesale revenue on delivered electricity
25	Traditional contracts	3	3	—	16	15	1
26	Retail load hedge management	—	—	—	—	—	—
27	Transmission for others	8	7	1	32	27	5
28	Other miscellaneous services	6	7	(1)	24	26	(2)

29	Total regulated electricity	429	432	(3)	2,035	1,978	57

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
30	Generation sales other than native load	56	16	40	135	88	47
31	Realized margins on electricity trading (a)	10	6	4	36	22	14
32	Other delivered electricity (a)	65	74	(9)	279	308	(29)

33	Total delivered marketing and trading	131	96	35	450	418	32

	OTHER MARKETING AND TRADING
34	Realized margins on delivered commodities other than electricity (a)	(3)	1	(4)	(4)	(8)	4
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	(1)	(1)	—	(5)	(11)	6
36	Change in mark-to-market for future-period deliveries	3	(5)	8	21	(7)	28

37	Total other marketing and trading	(1)	(5)	4	12	(26)	38

38	Total marketing and trading	130	91	39	462	392	70

39	Total operating electric revenues	$559	$523	$36	$2,497	$2,370	$127

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31, 32 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the fourth quarter of 2004. Lines 31, 32 and 34 include amounts totaling $1 million of realized gain for the fourth quarter of 2004.

See Glossary of Terms.	Page 2 of 8

Last Updated       1/28/2005

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2004 and 2003

		3 MO. ENDED DECEMBER			12 MO. ENDED DECEMBER
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
40	Residential	2,368	2,374	(6)	11,528	11,147	381
41	Business	3,236	3,226	10	13,826	13,416	410

42	Total retail	5,604	5,600	4	25,354	24,563	791
	Wholesale electricity delivered
43	Traditional contracts	167	112	55	710	500	210
44	Retail load hedge management	889	333	556	2,732	1,093	1,639

45	Total regulated electricity	6,660	6,045	615	28,796	26,156	2,640

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
46	Generation sales other than native load	1,018	475	543	2,717	2,146	571
47	Electricity trading	6,225	5,655	570	22,716	21,305	1,411
48	Other delivered electricity	1,105	1,247	(142)	4,749	5,351	(602)

49	Total delivered marketing and trading	8,348	7,377	971	30,182	28,802	1,380

50	Total electric sales	15,008	13,422	1,586	58,978	54,958	4,020

See Glossary of Terms.	Page 3 of 8

Last Updated       1/28/2005

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2004 and 2003

		3 Mo. Ended December			12 Mo. Ended December
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$6	$3	$3	$16	$7	$9
52	Other electricity marketing and trading (a)	12	12	—	52	66	(14)

53	Total electricity	18	15	3	68	73	(5)
54	Other commodities (a)	(3)	1	(4)	(4)	(8)	4

55	Total realized margin	15	16	(1)	64	65	(1)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(2)	(2)	—	(7)	(14)	7
57	Other commodities (a)	1	1	—	2	3	(1)
58	Charge related to trading activities with Enron and its affiliates	—	—	—	—	—	—

59	Subtotal	(1)	(1)	—	(5)	(11)	6

60	Total current period effects (b)	14	15	(1)	59	54	5

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	5	(5)	10	14	(8)	22
62	Other commodities	(2)	—	(2)	7	1	6

63	Subtotal	3	(5)	8	21	(7)	28

64	Total gross margin	$17	$10	$7	$80	$47	$33

Future Marketing and Trading Mark-to-Market Realization

As of December 31, 2004, Pinnacle West had accumulated mark-to-market net gains of $39 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2005, $15 million; 2006, $6 million and thereafter, $18 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $2 million was transferred to “realized” for the fourth quarter of 2004. A $2 million realized gain is included in the $12 million on line 52 for the fourth quarter of 2004.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 8

Last Updated       1/28/2005

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2004 and 2003

		3 Mo. Ended December			12 Mo. Ended December
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)

	By Commodity Sold or Traded

65	Electricity	$21	$8	$13	$76	$52	$24
66	Natural gas	(4)	3	(7)	3	3	—
67	Coal	—	—	—	—	(2)	2
68	Emission allowances	—	(1)	1	1	(7)	8
69	Other	—	—	—	—	1	(1)

70	Total gross margin	$17	$10	$7	$80	$47	$33

	By Pinnacle West Entity

	Parent company marketing and trading division
71	Generation sales other than native load	$—	$—	$—	$—	$(2)	$2
72	Other marketing and trading	1	(9)	10	25	(3)	28
	APS
73	Generation sales other than native load	5	4	1	12	11	1
74	Other marketing and trading	(7)	—	(7)	(17)	(3)	(14)
	Pinnacle West Energy
75	Generation sales other than native load	1	(1)	2	5	(2)	7
76	Other marketing and trading	15	10	5	41	10	31
	APS ES
77	Other marketing and trading	2	6	(4)	14	36	(22)

78	Total gross margin before income taxes	$17	$10	$7	$80	$47	$33

See Glossary of Terms.	Page 5 of 8

Last Updated       1/28/2005

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2004 and 2003

		3 Mo. Ended December			12 Mo. Ended December
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
79	Residential	871,575	839,539	32,036	859,069	828,366	30,703
80	Business	108,860	104,521	4,339	107,115	103,096	4,019

81	Total	980,435	944,060	36,375	966,184	931,462	34,722
82	Wholesale customers	77	66	11	81	66	15

83	Total customers	980,512	944,126	36,386	966,265	931,528	34,737

84	Customer Growth (% over prior year)	3.9%	3.4%	0.5%	3.7%	3.3%	0.4%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

85	Residential	2,361	2,268	93	11,648	10,899	749
86	Business	3,248	3,168	80	13,890	13,366	524

87	Total	5,609	5,436	173	25,538	24,265	1,273

	RETAIL USAGE (KWh/Average Customer)
88	Residential	2,717	2,828	(111)	13,419	13,457	(38)
89	Business	29,726	30,865	(1,139)	129,076	130,131	(1,055)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

90	Residential	2,709	2,701	8	13,559	13,157	402
91	Business	29,834	30,310	(476)	129,669	129,646	23

	ELECTRICITY DEMAND (MW)

92	System peak demand	4,432	5,124	(692)	6,402	6,332	70

See Glossary of Terms.	Page 6 of 8

Last Updated      1/28/2005

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2004 and 2003

		3 Mo. Ended December			12 Mo. Ended December
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	ENERGY SOURCES (GWH)

	Generation production
93	Nuclear	1,812	1,732	80	8,184	8,315	(131)
94	Coal	3,327	2,800	527	12,666	11,366	1,300
95	Gas, oil and other	1,076	535	541	5,502	6,091	(589)

96	Total	6,215	5,067	1,148	26,352	25,772	580

	Purchased power
97	Firm load	1,024	1,418	(394)	4,326	3,111	1,215
98	Marketing and trading	8,219	7,235	984	30,197	27,749	2,448

99	Total	9,243	8,653	590	34,523	30,860	3,663

100	Total energy sources	15,458	13,720	1,738	60,875	56,632	4,243

	POWER PLANT PERFORMANCE

	Capacity Factors
101	Nuclear	74%	72%	2%	84%	87%	(3)%
102	Coal	88%	74%	14%	84%	76%	8%
103	Gas, oil and other	12%	9%	3%	18%	28%	(10)%
104	System average	48%	41%	7%	51%	55%	(4)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	261	297	(36)	161	131	29
106	Coal	61	253	(192)	107	269	(163)
107	Gas	34	338	(304)	42	205	(163)

108	Total	356	888	(532)	310	605	(294)

109	Generation Fuel Cost ($/MWh)	$20.90	$15.40	$5.50	$18.31	$17.36	$0.95

See Glossary of Terms.

Last Updated      1/28/2005

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2004 and 2003

		3 Mo. Ended December			12 Mo. Ended December
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$51.23	$42.98	$8.25	$49.30	$48.60	$0.70
111	SP15	$60.62	$46.88	$13.74	$55.20	$51.38	$3.82
	Off-Peak
112	Palo Verde	$38.21	$30.48	$7.73	$34.75	$32.03	$2.71
113	SP15	$43.07	$32.85	$10.22	$38.62	$34.66	$3.96

	WEATHER INDICATORS

	Actual
114	Cooling degree-days	352	572	(220)	4,694	4,899	(205)
115	Heating degree-days	422	370	52	985	736	249
116	Average humidity	45%	34%	11%	32%	31%	1%
	10-Year Averages
117	Cooling degree-days	420	420	—	4,531	4,531	—
118	Heating degree-days	415	415	—	972	972	—
119	Average humidity	40%	40%	0%	35%	35%	0%

	ECONOMIC INDICATORS

	Building Permits – Metro Phoenix (b) (d)
120	Single-family	6,822	5,947	875	44,614	35,781	8,833
121	Multi-family	992	1,887	(895)	6,222	6,034	188

122	Total	7,814	7,834	(20)	50,836	41,815	9,021

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	2.8%	1.4%	1.4%	2.4%	1.0%	1.4%
124	Unemployment rate (%, seasonally adjusted)	4.7%	5.0%	(0.3)%	4.8%	5.7%	(0.9)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect latest available data through periods ending November 2004.

See Glossary of Terms.